UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)               August 13 , 2002

                                   i2corp.com
               (Exact name of Registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

      000-27603                                       84-1423373
(Commission File Number)                    (IRS Employee Identification No.)

         320 Alisal Road, Bldg. C, Suite 304, Solvang, California      93463
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      (805) 693-8198

       5392 S. Eastern Avenue, Building A- North, Las Vegas, Nevada 89119
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

      On August 13, 2002, i2corp.com, a Nevada corporation (the "Company"), announced the postponement of the Company's 2002 annual meeting of stockholders originally scheduled for Friday, August 30, 2002 at 10:00 A.M. The Company anticipates that it will announce the rescheduled date for the Company's 2002 annual meeting of stockholders in the near future.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        i2corp.com
                                        (Registrant)



Date:  August  13 , 2002         By:  /s/ Chris P. Almida
                                 -----------------------------------------------
                                      Chris P. Almida
                                 Its: President, Acting Chief Executive Officer
                                      and Acting Chairman